UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): May 2, 2013

SOUTHCOAST FINANCIAL CORPORATION

Incorporated under the	Commission File No. 000-25933	I.R.S. Employer
laws of South Carolina		Identification No.
57-1079460

530 Johnnie Dodds Boulevard
Mt. Pleasant, South Carolina 29464

Telephone: (843) 884-0504

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management
Item 5.07   Submission of Matters to a Vote of Security Holders.

(a)           The Company held its Annual Meeting of Shareholders on May 2, 2013.  At that meeting, Shareholders voted on the matters set forth below.

(b) (1)	Two directors were elected each to serve a three-year term. The voting results were as follow:

Name	FOR	WITHHOLD	BROKER NON-VOTES

L. Wayne Pearson	3,298,364	44,817	1,964,129
Robert M. Scott	3,294,830	48,351	1,964,129

The following directors’ terms of office will continue after the Annual Meeting:

James P. Smith (2014), Tommy B. Baker (2015), William A. Coates (2015), Stephen F. Hutchinson (2015)

(2)	The appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2013 was approved. The voting results were as follow:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES

5,287,987	2,605	16,718	0

(3)	Non-binding advisory proposal to approve the compensation of the Company’s executive officers named in the Summary Compensation Table of the 2013 Proxy Statement. The voting results were as follow:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES

2,500,476	434,109	408,596	1,964,129

(4)	Non-binding advisory proposal on the frequency of the vote on executive compensation. The voting results were as follow:

ONE YEAR	TWO YEARS	THREE YEARS	ABSTENTIONS	BROKER NON-VOTES

2,135,062	67,968	1,065,484	74,667	1,964,129

(d)
After reviewing the results of the non-binding advisory vote on the frequency of shareholder votes on executive compensation disclosed above, the Board of Directors has determined that, until the next required non-binding advisory vote on the frequency of shareholder votes on executive compensation, the non-binding advisory vote on compensation of the Company’s executive officers will be held every year, and the next such vote will be at the annual meeting of shareholders in 2014.

Section 7 -  Regulation FD

Item 7.01  Regulation FD Disclosure

At the annual meeting, Mr. L. Wayne Pearson, President and Chief Executive Officer of the Company, announced that the Board of Directors had declared a 15% stock dividend on the Company’s no par value common stock to be distributed on June 21, 2013 to shareholders of record on May 31, 2013.

On or about May 2, 2013, the Company mailed a letter relating to announcement of the stock dividend to all shareholders of record on that date.  The letter is filed as Exhibit 99 hereto.

Section 9 -  Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(c)  Exhibit 99 – Letter to Shareholders, dated May 2, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SOUTHCOAST FINANCIAL CORPORATION
(Registrant)

Date: May 3, 2013	By:	/s/ William C. Heslop
William C. Heslop
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit 99                      Letter to Shareholders, dated May 2, 2013